UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2016

NEXEO SOLUTIONS HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-179870-02	27-4328676
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

3 Waterway Square Place, Suite 1000
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 297-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 13, 2016, Nexeo Solutions Holdings, LLC (the “Company”) announced its consolidated financial results for the quarter ended March 31, 2016. Copies of the Company’s press release and related presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively and incorporated by reference herein. The press release and presentation contain certain non-GAAP financial information. Reconciliations of such information to GAAP financial measures are included in the press release and presentation.

The information in this Current Report, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

EXHIBIT	DESCRIPTION

99.1	Press Release dated May 13, 2016

99.2	Nexeo Solutions Holdings, LLC Second Quarter 2016 Earnings Presentation dated May 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEO SOLUTIONS HOLDINGS, LLC

	By:	/s/ Michael B. Farnell, Jr.
Michael B. Farnell, Jr.
Executive Vice President and Chief Legal Officer

Dated: May 13, 2016

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated May 13, 2016

99.2	Nexeo Solutions Holdings, LLC Second Quarter 2016 Earnings Presentation dated May 13, 2016